UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2022 (March 21, 2022)

ARGUS CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40827	86-3426828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle, 24th Floor New York, NY 10019
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 812-7702

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-half of one redeemable Warrant	ARGUU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 par value	ARGU	The Nasdaq Stock Market LLC
Redeemable Warrants, each Warrant exercisable for one share of Class A Common Stock, each at an exercise price of $11.50 per share	ARGUW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 21, 2022, the audit committee of the board of directors (the “Audit Committee”) of Argus Capital Corp. (the “Company”), after consultation with the Company’s management, concluded that the Company’s audited balance sheet as of September 24, 2021 (the “Audited Balance Sheet”), included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 1, 2021, contained an error relating to the value of the Company’s Class A common stock subject to redemption, which should have been recorded as $310,845,000 ($10.20 per share) instead of $304,750,000 ($10.00 per share). In light of this error, it was determined that (a) the Audited Balance Sheet and (b) the unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 19, 2021, should no longer be relied upon. Accordingly, the Company plans to restate (i) its financial statements as of September 30, 2021 and for the three months ended September 30, 2021 in its Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2021 and (ii) the Audited Balance Sheet in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, each to be filed with the SEC.

The above change will not have any impact on the Company’s cash position or cash held in the trust account established in connection with the Company’s initial public offering.

The Company’s management concluded that, in light of the error described above, a material weakness exists in the Company’s internal controls over financial reporting and that the Company’s disclosure controls and procedures were not effective. The Company intends to describe remediation with respect to such material weakness in more detail in its Annual Report on Form 10-K for the year ended December 31, 2021.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with WithumSmith+Brown, PC, the Company’s independent accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGUS CAPITAL CORP.

By:	/s/ Joseph R. Ianniello
Name: Joseph R. Ianniello
Title: Chief Executive Officer and Chairman

Dated: March 22, 2022

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